Exhibit 10.1(b)

AMENDMENT NO. 1 AND AGREEMENT dated as of December 22, 2005 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of February 9, 2005 (the “Credit Agreement”), among Atlantic Broadband Finance, LLC (the “Borrower”), Atlantic Broadband Holdings I, LLC (“Holdings”), the Subsidiary Guarantors listed on the signature pages thereto, the several lenders from time to time party thereto, Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Sole Lead Arranger and Book Runner (in such capacity, the “Arranger”), Merrill Lynch, Pierce, Fenner & Smith Incorporated as Co-Syndication Agent and Société Générale as Administrative Agent.

A. The Borrower has requested that the Required Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

B. The Required Lenders are willing so to amend such provisions of the Credit Agreement pursuant to the terms and subject to the conditions set forth herein.

C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

SECTION 1. Amendment to Subsection 8.7. The relevant portion of the table set forth in Subsection 8.7 is hereby amended and restated in its entirety as follows:

Fiscal Year or Period	Base Amount

Closing Date - December 31, 2004	$33,000,000

2005	$36,000,000

2006 - 2007	$30,000,000

2008 - Tranche B-1 Maturity Date	$32,000,000

SECTION 2. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against such Loan Party in accordance with its terms;

(b) After giving effect to this Amendment, the representations and warranties set forth in Section 5 of the Credit Agreement or which are contained in any other Credit Document are true and correct on and as of the date hereof (with the same effect as if made on and as of the date hereof) except to the extent such representations and warranties expressly relate to an earlier date; and

(c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 3. Amendment Fee. In consideration of the agreements of the Required Lenders contained in this Agreement, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on December 22, 2005, an amendment fee (the “Amendment Fee”) equal to 5 basis points (i.e. 0.05%) on the aggregate amount of the Revolving Credit Commitment and outstanding Term Loans of such Lender.

SECTION 4. Conditions to Effectiveness. This Amendment shall become effective as of December 22, 2005, when (a) the Arranger shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of each of the Credit Parties and the Required Lenders and (ii) the Amendment Fee, (b) the representations and warranties set forth in Section 3 hereof are true and correct and (c) all fees and expenses required to be paid or reimbursed by the Borrower pursuant hereto or to the Credit Agreement or otherwise, including all invoiced fees and expenses of counsel to the Arranger, shall have been paid or reimbursed, as applicable.

SECTION 5. Credit Agreement. Except as specifically amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. This Amendment shall be a Credit Document for all purposes.

SECTION 6. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Amendment by facsimile transmission or Adobe “pdf” file shall be effective as delivery of a manually signed counterpart of this Amendment.

SECTION 8. Expenses. The Borrower agrees to reimburse the Arranger for its out-of-pocket expenses in connection with this Amendment, including the fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Arranger.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

ATLANTIC BROADBAND FINANCE, LLC,

By:
Name:	Patrick Bratton
Title:	Chief Financial Officer

ATLANTIC BROADBAND HOLDINGS I, LLC,

By:
Name:	Patrick Bratton
Title:	Chief Financial Officer

ATLANTIC BROADBAND MANAGEMENT, LLC
ATLANTIC BROADBAND (MIAMI), LLC
ATLANTIC BROADBAND (DELMAR), LLC
ATLANTIC BROADBAND (PENN), LLC
ATLANTIC BROADBAND FINANCE, INC.

By:
Name:	Patrick Bratton
Title:	Chief Financial Officer

MERRILL LYNCH & CO.,

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED,

As Sole Lead Arranger and Book Runner

By:
Name:
Title:

MERRILL LYNCH CAPITAL CORPORATION

By:
Name:
Title:

SOCIÉTÉ GÉNÉRALE,

Individually and as Administrative Agent

By:
Name:
Title: